UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1464

Legg Mason Partners Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Large Cap Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Large Cap Value Fund

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital with current income as a secondary objective.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. Second quarter 2006 GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valuev and Russell 3000 Growthvi Indexes returning 22.34% and 9.46%,

Legg Mason Partners Large Cap Value Fund          I

respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell Midcapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.x

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Investors Value Fund, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about March 2, 2007

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge, are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Large Cap Value Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

II         Legg Mason Partners Large Cap Value Fund

regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Source: Russell Investment Group, 1/07.

Legg Mason Partners Large Cap Value Fund         III

Fund Overview

MARK J. MCALLISTER, CFA (left) Portfolio Manager ROBERT FEITLER (right) Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a mid-year slump, the U.S. equity market began to accelerate, delivering a fourth consecutive year of positive returns. Continued signs of economic growth and strong corporate earnings coupled with the pause of the Federal Reserve Board’s (“Fed”)i rate increase campaign and a drop in oil prices fueled the market. Heavy merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably with all S&P 500 Indexii sectors posting positive returns. The Dow Jones Industrial Average (“DJIA”)iii surged to a new all-time high of 12,510.57 (on 12/27/06) and the S&P 500 surpassed 1,400 for the first time since 2000. The Nasdaq Composite Indexiv lagged a bit due to sluggish performance of mega-cap technology shares but still managed to gain more than 10%.

The equity market’s gains were particularly impressive given that all the year’s upside came since mid-year after an 8% pullback, which resulted from concerns about the pace of inflation and economic growth and, ultimately, the uncertainty regarding the decision making of a new Federal Reserve chief. Subsequently, investors responded to a number of positive developments that began with the Fed’s decision to leave the federal funds ratev unchanged at 5.25% after 17 consecutive rate increases; the sharp pullback in oil prices from a high of $77.03 a barrel (7/14/06) to just above $60 a barrel by year end; and signs of increased consumer confidence.vi By year-end economic growth appeared to moderate as the Commerce Department’s final reports showed a 2.0% rise in third quarter Gross Domestic Product (“GDP”)vii, down from 2.6% in the second quarter.

Within the S&P 500 Index, leading sectors included telecommunication services, energy and consumer discretionary, returning 32.1%, 22.2% and 17.4%, respectively; lagging sectors included healthcare, information technology (“IT”) and industrials, gaining 5.8%, 7.6% and 11.0%, respectively.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         1

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Large Cap Value Fund, excluding sales charges, returned 17.88%. In comparison, the Fund’s unmanaged benchmarks, the Russell 1000 Value Indexviii, the S&P 500 Index and the S&P 500/Citigroup Value Indexix, returned 22.25%, 15.78% and 20.80%, respectively, for the same period. The Lipper Large-Cap Value Funds Category Average1 increased 17.96% over the same time frame.

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Large Cap Value Fund — Class A Shares	12.54%	17.88%

Russell 1000 Value Index	14.72%	22.25%

S&P 500 Index	12.73%	15.78%

S&P 500/Citigroup Value Index	13.41%	20.80%

Lipper Large-Cap Value Funds Category Average	12.74%	17.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. . To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 12.07%, Class C shares returned 12.12% and Class I (formerly Class Y) shares returned 12.72% over the six months ended December 31, 2006. Excluding sales charges, Class B shares returned 16.95%, Class C shares returned 17.01% and Class I shares returned 18.22% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 501 funds for the six-month period and among the 496 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

The sectors that contributed the most to the Fund’s absolute performance for the year included financials, consumer discretionary and energy. The materials, information technology and utilities sectors detracted the most from the Fund’s performance.

Relative to the S&P 500/Citigroup Value Index, sector allocation had a positive impact on performance but was not enough to offset negative security selection. An underweight position in both IT and industrials contributed positively to performance; however, this

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 496 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

benefit was partly offset by the underweight position in financials and the overweight position in healthcare, which held back performance. Security selection was strongest in the industrials and technology sectors and weakest in the telecommunication services and financials sectors.

What were the leading contributors to performance?

A. Top contributors during the period included AT&T Inc., Merrill Lynch & Co. Inc, Marathon Oil Corp., News Corp. and Goldman Sachs Group Inc. We sold our position in Marathon Oil in August due to the sharp rise in the stock price coupled with increasing concerns about the sustainability of high U.S. refining margins.

What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Sprint Nextel Corp., UnitedHealth Group, Inc., Capital One Financial Corp., Sara Lee Corp. and Nortel Networks Corp. We sold our positions in Nortel Networks and Sara Lee in March and June, respectively, since we came to believe that the corporate turnaround strategies these companies were pursuing were going to take longer than expected and we were less confident they would generate positive operating results.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we have reduced our healthcare and energy exposure in the portfolio and increased our industrials weightings. We are currently overweight in consumer discretionary, consumer staples and telecommunication services and underweight in technology, utilities and financials versus the S&P 500/Citigroup Value Index.

Thank you for your investment in the Legg Mason Partners Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Mark J. McAllister, Portfolio Manager ClearBridge Advisors, LLC	Robert Feitler Portfolio Manager ClearBridge Advisors, LLC

January 20, 2007

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Altria Group Inc. (3.5%), Total SA (2.8%), AT&T Inc. (2.8%), News Corp. (2.7%), Capital One Financial Corp. (2.6%), Merrill Lynch & Co. Inc. (2.6%), JPMorgan Chase & Co. (2.5%), Sprint Nextel Corp. (2.4%), American Express Co. (2.3%) and Loews Corp. (2.3%). Please refer to pages 10 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (30.4%), Consumer Discretionary (14.2%), Industrials (12.5%), Consumer Staples (8.7%) and Telecommunication Services (8.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii

The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

vi	Source: Bloomberg, 01/07.

vii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

viii	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ix

The S&P 500/Citigroup Value Index is an index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on a number of factors. Until December 16, 2005, when Standard & Poor’s changed both the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index.

4         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	12.54%	$1,000.00	$1,125.40	0.85%	$4.55

Class B	12.07	1,000.00	1,120.70	1.73	9.25

Class C	12.12	1,000.00	1,121.20	1.65	8.82

Class I(5)	12.72	1,000.00	1,127.20	0.60	3.22

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,020.82	0.85%	$4.33

Class B	5.00	1,000.00	1,017.64	1.73	8.79

Class C	5.00	1,000.00	1,017.29	1.65	8.39

Class I(4)	5.00	1,000.00	1,022.18	0.60	3.06

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	17.88%	16.95%	17.01%	18.22%

Five Years Ended 12/31/06	5.73	4.84	4.89	6.06

Ten Years Ended 12/31/06	7.05	6.17	6.20	7.38

Inception* through 12/31/06	10.83	8.63	8.28	7.94

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	11.09%	11.95%	16.01%	18.22%

Five Years Ended 12/31/06	4.48	4.67	4.89	6.06

Ten Years Ended 12/31/06	6.42	6.17	6.20	7.38

Inception* through 12/31/06	10.64	8.63	8.28	7.94

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	97.58%

Class B (12/31/96 through 12/31/06)	81.98

Class C (12/31/96 through 12/31/06)	82.56

Class I(3) (12/31/96 through 12/31/06)	103.86

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	The inception dates for Class A, B, C and Y shares are February 26, 1972, November 7, 1994, December 2, 1992 and February 6, 1996, respectively.

8         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Large Cap Value Fund vs. the Russell 1000 Value Index, S&P 500/Citigroup Value Index and S&P 500 Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1996, assuming deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of distributions, including returns of capital, if any. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         9

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS LARGE CAP VALUE FUND

Shares	Security	Value
COMMON STOCKS — 97.4%
CONSUMER DISCRETIONARY — 14.2%
Hotels, Restaurants & Leisure — 2.3%
444,100	McDonald’s Corp.	$19,686,953

Household Durables — 1.2%
348,400	Newell Rubbermaid Inc.	10,086,180

Media — 8.1%
282,000	EchoStar Communications Corp., Class A Shares*	10,724,460
	Liberty Media Holding Corp.:
57,675	Capital Group, Series A Shares*	5,650,996
288,775	Interactive Group, Series A Shares*	6,228,877
1,042,900	News Corp., Class B Shares	23,214,954
315,800	SES Global SA, FDR	5,621,686
794,400	Time Warner Inc.	17,302,032

	Total Media	68,743,005

Multiline Retail — 1.1%
167,200	Target Corp.	9,538,760

Specialty Retail — 1.5%
322,500	Home Depot Inc.	12,951,600

	TOTAL CONSUMER DISCRETIONARY	121,006,498

CONSUMER STAPLES — 8.7%
Food & Staples Retailing — 3.4%
527,100	Kroger Co.	12,160,197
364,300	Wal-Mart Stores Inc.	16,823,374

	Total Food & Staples Retailing	28,983,571

Household Products — 1.8%
225,500	Kimberly-Clark Corp.	15,322,725

Tobacco — 3.5%
348,400	Altria Group Inc.	29,899,688

	TOTAL CONSUMER STAPLES	74,205,984

ENERGY — 6.7%
Energy Equipment & Services — 1.6%
226,100	GlobalSantaFe Corp.	13,290,158

Oil, Gas & Consumable Fuels — 5.1%
136,000	Royal Dutch Shell PLC, ADR, Class A Shares	9,627,440
128,800	Suncor Energy Inc.	10,163,608
331,200	Total SA, ADR	23,819,904

	Total Oil, Gas & Consumable Fuels	43,610,952

	TOTAL ENERGY	56,901,110

See Notes to Financial Statements.

10         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
FINANCIALS — 30.4%
Capital Markets — 4.9%
238,800	Bank of New York Co. Inc.	$9,401,556
53,700	Goldman Sachs Group Inc.	10,705,095
233,500	Merrill Lynch & Co. Inc.	21,738,850

	Total Capital Markets	41,845,501

Commercial Banks — 3.8%
291,808	Wachovia Corp.	16,618,466
444,100	Wells Fargo & Co.	15,792,196

	Total Commercial Banks	32,410,662

Consumer Finance — 4.9%
326,500	American Express Co.	19,808,755
286,200	Capital One Financial Corp.	21,985,884

	Total Consumer Finance	41,794,639

Diversified Financial Services — 4.6%
340,600	Bank of America Corp.	18,184,634
432,900	JPMorgan Chase & Co.	20,909,070

	Total Diversified Financial Services	39,093,704

Insurance — 10.5%
224,200	AFLAC Inc.	10,313,200
238,700	American International Group Inc.	17,105,242
264,100	Chubb Corp.	13,973,531
476,000	Loews Corp.	19,739,720
439,900	Marsh & McLennan Cos. Inc.	13,487,334
274,200	St. Paul Travelers Cos. Inc.	14,721,798

	Total Insurance	89,340,825

Thrifts & Mortgage Finance — 1.7%
212,200	Freddie Mac	14,408,380

	TOTAL FINANCIALS	258,893,711

HEALTH CARE — 7.6%
Health Care Providers & Services — 3.6%
287,200	UnitedHealth Group Inc.	15,431,256
192,300	WellPoint Inc.*	15,132,087

	Total Health Care Providers & Services	30,563,343

Pharmaceuticals — 4.0%
251,600	Abbott Laboratories	12,255,436
132,700	Johnson & Johnson	8,760,854
232,400	Novartis AG, ADR	13,349,056

	Total Pharmaceuticals	34,365,346

	TOTAL HEALTH CARE	64,928,689

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
INDUSTRIALS — 12.5%
Aerospace & Defense — 5.4%
152,800	Boeing Co.	$13,574,752
105,000	L-3 Communications Holdings Inc.	8,586,900
190,700	Raytheon Co.	10,068,960
223,800	United Technologies Corp.	13,991,976

	Total Aerospace & Defense	46,222,588

Building Products — 1.0%
285,900	Masco Corp.	8,539,833

Commercial Services & Supplies — 1.3%
166,300	Avery Dennison Corp.	11,296,759

Industrial Conglomerates — 3.8%
459,000	General Electric Co.	17,079,390
160,600	Textron Inc.	15,059,462

	Total Industrial Conglomerates	32,138,852

Machinery — 1.0%
106,000	Parker Hannifin Corp.	8,149,280

	TOTAL INDUSTRIALS	106,347,312

INFORMATION TECHNOLOGY — 4.0%
Communications Equipment — 1.7%
82,970	Comverse Technology Inc.*	1,751,497
628,500	Nokia Oyj, ADR	12,771,120

	Total Communications Equipment	14,522,617

Computers & Peripherals — 1.2%
104,600	International Business Machines Corp.	10,161,890

Software — 1.1%
323,200	Microsoft Corp.	9,650,752

	TOTAL INFORMATION TECHNOLOGY	34,335,259

MATERIALS — 2.9%
Chemicals — 2.9%
132,100	Air Products & Chemicals Inc.	9,283,988
317,600	E.I. du Pont de Nemours & Co.	15,470,296

	TOTAL MATERIALS	24,754,284

TELECOMMUNICATION SERVICES — 8.3%
Diversified Telecommunication Services — 4.1%
660,843	AT&T Inc.	23,625,137
209,325	Embarq Corp.	11,002,122

	Total Diversified Telecommunication Services	34,627,259

See Notes to Financial Statements.

12         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
Wireless Telecommunication Services — 4.2%
256,400	ALLTEL Corp.	$15,507,072
1,101,509	Sprint Nextel Corp.	20,807,505

	Total Wireless Telecommunication Services	36,314,577

	TOTAL TELECOMMUNICATION SERVICES	70,941,836

UTILITIES — 2.1%
Multi-Utilities — 2.1%
312,400	Sempra Energy	17,506,896

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $610,175,371)	829,821,579

Face Amount
SHORT-TERM INVESTMENT — 2.7%
Repurchase Agreement — 2.7%
$22,693,000	Interest in $373,105,000 joint tri-party repurchase agreement dated 12/29/06 with Morgan Stanley, 5.250% due 1/3/07; Proceeds at maturity — $22,709,547; (Fully collateralized by various U.S. government agency obligations, 4.000% to 6.500% due 12/14/11 to 9/01/33; Market Value — $23,146,860) (Cost — $22,693,000)	22,693,000

	TOTAL INVESTMENTS — 100.1% (Cost — $632,868,371#)	852,514,579
	Liabilities in Excess of Other Assets — (0.1)%	(1,093,236)

	TOTAL NET ASSETS — 100.0%	$851,421,343

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $635,214,108.

Abbreviations used in this schedule:
ADR — American Depositary Receipt
FDR — Foreign Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         13

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $632,868,371)	$852,514,579
Cash	155
Dividends and interest receivable	1,111,086
Receivable for Fund shares sold	33,586
Receivable from manager	14,888
Prepaid expenses	34,281

Total Assets	853,708,575

LIABILITIES:
Distributions payable	1,563,180
Investment management fee payable	323,194
Payable for Fund shares repurchased	159,815
Distribution fees payable	54,473
Directors’ fees payable	29,878
Deferred compensation payable	27,482
Payable for securities purchased	3,368
Accrued expenses	125,842

Total Liabilities	2,287,232

Total Net Assets	$851,421,343

NET ASSETS:
Par value (Note 6)	$465,341
Paid-in capital in excess of par value	625,297,693
Undistributed net investment income	448,544
Accumulated net realized gain on investments and foreign currency transactions	5,562,873
Net unrealized appreciation on investments and foreign currencies	219,646,892

Total Net Assets	$851,421,343

Shares Outstanding:
Class A	21,081,079

Class B	1,582,743

Class C	4,006,500

Class I(1)	19,863,738

Net Asset Value:
Class A (and redemption price)	$18.31

Class B(2)	$18.24

Class C(2)	$18.24

Class I(1) (and redemption price)	$18.30

Maximum Public Offering Price Per Share:
Class A(3) (based on maximum initial sales charge of 5.75%)	$19.43

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

14         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$16,440,043
Interest	1,606,285
Less: Foreign taxes withheld	(297,676)

Total Investment Income	17,748,652

EXPENSES:
Investment management fee (Note 2)	4,983,732
Distribution fees (Notes 2 and 4)	2,013,209
Transfer agent fees (Note 4)	190,442
Restructuring and reorganization fees (Note 11)	93,358
Legal fees	60,597
Shareholder reports (Note 4)	60,215
Registration fees	49,039
Directors’ fees (Note 11)	39,932
Audit and tax	23,802
Insurance	19,755
Custody fees	10,416
Miscellaneous expenses	2,535

Total Expenses	7,547,032
Less: Fee waivers and/or expense reimbursements (Notes 2, 4, 8 and 11)	(224,962)

Net Expenses	7,322,070

Net Investment Income	10,426,582

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	58,708,663
Foreign currency transactions	5,163

Net Realized Gain	58,713,826

Change in Net Unrealized Appreciation/Depreciation From:
Investments	72,532,074
Foreign currencies	1,114

Change in Net Unrealized Appreciation/Depreciation	72,533,188

Net Gain on Investments and Foreign Currency Transactions	131,247,014

Increase in Net Assets From Operations	$141,673,596

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         15

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$10,426,582	$9,325,266
Net realized gain	58,713,826	29,433,222
Change in net unrealized appreciation/depreciation	72,533,188	13,135,129

Increase in Net Assets From Operations	141,673,596	51,893,617

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(10,054,217)	(9,070,901)
Net realized gains	(50,067,752)	(8,750,944)

Decrease in Net Assets From Distributions to Shareholders	(60,121,969)	(17,821,845)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	18,240,037	198,993,919
Reinvestment of distributions	28,657,025	8,173,097
Cost of shares repurchased	(157,254,827)	(149,202,389)

Increase (Decrease) in Net Assets From Fund Share Transactions	(110,357,765)	57,964,627

Increase (Decrease) in Net Assets	(28,806,138)	92,036,399
NET ASSETS:
Beginning of year	880,227,481	788,191,082

End of year*	$851,421,343	$880,227,481

* Includes undistributed (overdistributed) net investment income of:	$448,544	$(22,342)

See Notes to Financial Statements.

16         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.68		$16.06	$14.77	$11.52	$15.86

Income (Loss) From Operations:
Net investment income	0.21		0.18	0.21	0.17	0.19
Net realized and unrealized gain (loss)	2.73		0.78	1.30	3.26	(4.34)

Total Income (Loss) From Operations	2.94		0.96	1.51	3.43	(4.15)

Less Distributions From:
Net investment income	(0.20)		(0.17)	(0.22)	(0.18)	(0.19)
Net realized gains	(1.11)		(0.17)	—	—	—

Total Distributions	(1.31)		(0.34)	(0.22)	(0.18)	(0.19)

Net Asset Value, End of Year	$18.31		$16.68	$16.06	$14.77	$11.52

Total Return(2)	17.88%		6.03%	10.26%	30.05%	(26.27)%

Net Assets, End of Year (millions)	$386		$380	$418	$423	$363

Ratios to Average Net Assets:
Gross expenses	0.91	%†	0.95%	0.94%	0.94%	0.94%
Net expenses	0.86	(3)†	0.88 (3)	0.92 (3)	0.94	0.94
Net investment income	1.20		1.13	1.37	1.38	1.41

Portfolio Turnover Rate	22%		55%	42%	47%	122%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90% and 0.85%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.62		$16.02	$14.74	$11.49	$15.82

Income (Loss) From Operations:
Net investment income	0.06		0.04	0.08	0.07	0.08
Net realized and unrealized gain (loss)	2.73		0.77	1.29	3.26	(4.34)

Total Income (Loss) From Operations	2.79		0.81	1.37	3.33	(4.26)

Less Distributions From:
Net investment income	(0.06)		(0.04)	(0.09)	(0.08)	(0.07)
Net realized gains	(1.11)		(0.17)	—	—	—

Total Distributions	(1.17)		(0.21)	(0.09)	(0.08)	(0.07)

Net Asset Value, End of Year	$18.24		$16.62	$16.02	$14.74	$11.49

Total Return(2)	16.95%		5.04%	9.29%	29.08%	(26.92)%

Net Assets, End of Year (millions)	$29		$38	$50	$56	$53

Ratios to Average Net Assets:
Gross expenses	1.74	%†	1.79%	1.77%	1.77%	1.76%
Net expenses	1.71	(3)†	1.79	1.75 (3)	1.77	1.76
Net investment income	0.34		0.22	0.53	0.55	0.59

Portfolio Turnover Rate	22%		55%	42%	47%	122%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.73% and 1.70%, respectively (Note 11).

See Notes to Financial Statements.

18         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.62		$16.02	$14.74	$11.50	$15.83

Income (Loss) From Operations:
Net investment income	0.08		0.04	0.09	0.07	0.08
Net realized and unrealized gain (loss)	2.72		0.78	1.29	3.25	(4.33)

Total Income (Loss) From Operations	2.80		0.82	1.38	3.32	(4.25)

Less Distributions From:
Net investment income	(0.07)		(0.05)	(0.10)	(0.08)	(0.08)
Net realized gains	(1.11)		(0.17)	—	—	—

Total Distributions	(1.18)		(0.22)	(0.10)	(0.08)	(0.08)

Net Asset Value, End of Year	$18.24		$16.62	$16.02	$14.74	$11.50

Total Return(2)	17.01%		5.12%	9.40%	29.01%	(26.88)%

Net Assets, End of Year (millions)	$73		$80	$103	$93	$63

Ratios to Average Net Assets:
Gross expenses	1.66	%†	1.74%	1.73%	1.74%	1.75%
Net expenses	1.63	(3)†	1.74	1.70 (3)	1.74	1.75
Net investment income	0.43		0.27	0.59	0.57	0.60

Portfolio Turnover Rate	22%		55%	42%	47%	122%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.62%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.67		$16.05	$14.77	$11.52	$15.86

Income (Loss) From Operations:
Net investment income	0.26		0.23	0.26	0.21	0.24
Net realized and unrealized gain (loss)	2.74		0.78	1.29	3.27	(4.35)

Total Income (Loss) From Operations	3.00		1.01	1.55	3.48	(4.11)

Less Distributions From:
Net investment income	(0.26)		(0.22)	(0.27)	(0.23)	(0.23)
Net realized gains	(1.11)		(0.17)	—	—	—

Total Distributions	(1.37)		(0.39)	(0.27)	(0.23)	(0.23)

Net Asset Value, End of Year	$18.30		$16.67	$16.05	$14.77	$11.52

Total Return(3)	18.22%		6.34%	10.56%	30.53%	(26.02)%

Net Assets, End of Year (millions)	$363		$382	$217	$179	$138

Ratios to Average Net Assets:
Gross expenses	0.61	%†	0.61%	0.61%	0.61%	0.59%
Net expenses	0.61	(4)†	0.61	0.58 (4)	0.61	0.59
Net investment income	1.45		1.43	1.76	1.71	1.75

Portfolio Turnover Rate	22%		55%	42%	47%	122%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.60% (Note 11).

See Notes to Financial Statements.

20         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Large Cap Value Fund (formerly known as Smith Barney Large Cap Value Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Funds, Inc. (formerly known as Smith Barney Funds, Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevail -

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         21

Notes to Financial Statements (continued)

ing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$93,358	—	$(93,358)
(b)	5,163	$(5,163)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

22         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.600%
Next $500 million	0.550
Over $1 billion	0.500

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $80,980. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $34,265.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There was a maximum initial sales charge of 5.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

For the year ended December 31, 2006, LMIS and its affiliates received sales charges of approximately $6,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$21,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of December 31, 2006, the Fund had accrued $27,482 as deferred compensation payable.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$180,216,312

Sales	319,097,734

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$219,722,724
Gross unrealized depreciation	(2,422,253)

Net unrealized appreciation	$217,300,471

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

24         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$941,882	$135,492	$35,728
Class B	323,968	29,181	11,304
Class C	747,359	25,732	13,146
Class I†	—	37	37

Total	$2,013,209	$190,442	$60,215

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

LMIS and CGM have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS and CGM in performing their services under the distribution plan. During the year ended December 31, 2006, the Fund was reimbursed $109,717.

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$4,312,750	$4,132,575
Class B	106,925	97,388
Class C	294,846	273,846
Class I†	5,339,696	4,567,092

Total	$10,054,217	$9,070,901

Net Realized Gains:
Class A	$22,270,539	$3,764,330
Class B	1,719,498	374,227
Class C	4,277,266	801,478
Class I†	21,800,449	3,810,909

Total	$50,067,752	$8,750,944

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Capital Shares

At December 31, 2006, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	606,351	$10,744,891	542,314	$8,709,937
Shares issued on reinvestment	1,279,990	22,948,131	411,112	6,743,624
Shares repurchased	(3,588,256)	(63,434,459)	(4,214,475)	(67,970,457)

Net Decrease	(1,701,915)	$(29,741,437)	(3,261,049)	$(52,516,896)

Class B
Shares sold	69,229	$1,228,569	87,894	$1,400,578
Shares issued on reinvestment	92,943	1,658,948	26,197	432,121
Shares repurchased	(836,511)	(14,714,118)	(981,216)	(15,713,270)

Net Decrease	(674,339)	$(11,826,601)	(867,125)	$(13,880,571)

Class C
Shares sold	97,044	$1,728,224	169,264	$2,690,037
Shares issued on reinvestment	226,873	4,049,946	60,511	997,352
Shares repurchased	(1,156,453)	(20,287,104)	(1,798,695)	(28,756,801)

Net Decrease	(832,536)	$(14,508,934)	(1,568,920)	$(25,069,412)

Class I†
Shares sold	249,429	$4,538,353	11,672,789	$186,193,367
Shares repurchased	(3,318,225)	(58,819,146)	(2,277,999)	(36,761,861)

Net Increase (Decrease)	(3,068,796)	$(54,280,793)	9,394,790	$149,431,506

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2006	2005
Distributions Paid From:
Ordinary income	$19,808,980	$9,070,901
Net Long-term Capital Gains	40,312,989	8,750,944

Total Distributions Paid	$60,121,969	$17,821,845

26         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,939,551
Undistributed long-term capital gains — net	6,459,973

Total undistributed earnings	$8,399,524

Other book/tax temporary differences(a)	(42,370)
Unrealized appreciation/(depreciation)(b)	217,301,155

Total accumulated earnings/(losses) — net	$225,658,309

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds

28         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholder approval of a merger and reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Investors Value Fund Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the October 19, 2006 shareholder meeting. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about March 2, 2007. Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

30         Legg Mason Partners Large Cap Value Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Large Cap Value Fund (formerly Smith Barney Large Cap Value Fund), a series of Legg Mason Partners Funds, Inc. (formerly Smith Barney Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Large Cap Value Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

Legg Mason Partners Large Cap Value Fund 2006 Annual Report         31

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Large Cap Value Fund (formerly known as Smith Barney Large Cap Value Fund) (the “Fund”) are managed under the direction of the Board of Directors of the Legg Mason Partners Funds, Inc. (formerly known as Smith Barney Funds, Inc.) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, Florida 33455 Birth Year: 1930	Director	Since 1992	Retired	27	None

32         Legg Mason Partners Large Cap Value Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA*** Legg Mason & Co. LLC (Legg Mason) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A

Legg Mason Partners Large Cap Value Fund         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Robert Feitler ClearBridge Advisors (“ClearBridge”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge; Formerly, Director of Legg Mason and Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

Mark J. McAllister, CFA ClearBridge 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge; Formerly Managing Director of Legg Mason and Investment Officer of certain mutual funds associated with Legg Mason	N/A	N/A

34         Legg Mason Partners Large Cap Value Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Large Cap Value Fund         35

Additional Shareholder Information (unaudited)

Results of a Special Meetings of Shareholders

On October 19, 2006, a Special Meeting of Shareholder was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Fund, in exchange for shares of the corresponding Legg Mason Partners Investors Value Fund Inc. (the “Acquiring Fund”) to be distributed to the shareholders of the Fund and (ii) the subsequent termination of the Fund. The following table provides the number of votes cast for, against, as well as the number of abstentions and non-votes for the matters voted on at the Special Meeting of Shareholders:

Regroup and Reorganize Fund

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Regroup and Reorganize	29,384,958.626	977,648.384	584,624.364	662,376.000

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, and (2) Revise Fundamental Investment Policies.

Proposal 1: Election of Board Members

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	91,088,808.417	1,826,157.787	0.000
A. Benton Cocanougher	91,126,275.732	1,791,690.472	0.000
Jane F. Dasher	91,156,089.215	1,758,876.989	0.000
Mark T. Finn	91,120,905.371	1,794,060.833	0.000
Rainer Greeven	91,109,672.920	1,805,293.284	0.000
Stephen Randolph Gross	91,092,999.033	1,821,967.171	0.000
Richard E. Hanson Jr.	91,107,660.335	1,807,305.869	0.000
Diana R. Harrington	91,130,164.739	1,784,801.465	0.000
Susan M. Heilbron	91,148,050.568	1,766,915.636	0.000
Susan B. Kerley	91,144,872.509	1,770,093.695	0.000
Alan G. Merten	91,140,631.105	1,774,335.099	0.000
R. Richardson Pettit	91,138,754.098	1,776,212.106	0.000
R. Jay Gerken, CFA	91,079,993.840	1,834,972.364	0.000

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	28,889,714.970	1,443,049.763	614,466.641	662,376.000
Underwriting	28,949,311.571	1,385,005.711	612,914.092	662,376.000
Lending	29,049,454.322	1,312,221.369	585,555.683	662,376.000
Issuing Senior Securities	29,185,477.345	1,206,738.087	555,015.942	662,376.000
Real Estate	29,021,573.729	1,244,068.979	681,588.666	662,376.000
Commodities	29,032,406.991	1,227,940.633	686,883.750	662,376.000
Concentration	29,140,439.258	1,229,896.430	576,895.686	662,376.000
Diversification	29,081,772.176	1,239,448.392	626,010.806	662,376.000
Non-Fundamental	28,793,651.693	1,490,069.597	663,510.084	662,376.000

36         Legg Mason Partners Large Cap Value Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	Quarterly	11/29/06
Payable Date:	Quarterly	11/30/06

Ordinary Income:
Qualified Dividend Income for Individuals	79.37%	79.37%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	69.25%	69.25%

Long-Term Capital Gain Dividend	—	$0.89042

Please retain this information for your records.

Legg Mason Partners Large Cap Value Fund         37

Legg Mason Partners

Large Cap Value Fund

DIRECTORS Lee Abraham Jane F. Dasher Donald R. Foley R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

FD0853 2/07	SR07-257

Legg Mason Partners

Large Cap Value Fund

The Fund is a separate investment fund of the Legg Mason Partners Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS LARGE CAP VALUE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,500 in 2005 and $58,500 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,700 in 2005 and $7,300 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Funds, Inc.requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Funds, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Funds, Inc.

Date: March 9, 2007

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Legg Mason Partners Funds, Inc.

Date: March 9, 2007